Exhibit 99.2

| CONFIDENTIAL AND PROPRIETARY Introduction of Scholar Rock’s Cardiometabolic Disorders Program Optimizing weight loss by preserving and increasing lean muscle mass with a highly selective myostatin inhibitor

Forward-Looking Statements

Various statements in this presentation concerning the future expectations, plans and prospects of Scholar Rock, Inc. (“Scholar Rock”), including without limitation, Scholar Rock’s expectations regarding its strategy, its product candidate selection and development timing, including timing for the initiation of and reporting results from its preclinical and clinical trials for SRK-439, apitegromab, SRK-181, and other product candidates and indication selection and development timing, the ability of any product candidate to perform in humans in a manner consistent with earlier nonclinical, preclinical or clinical trial data, and the potential of its product candidates and proprietary platform. The use of words such as “may,” “could,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify such forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. All such forward-looking statements are based on management's current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, without limitation, that preclinical and clinical data, including the results from the Phase 2 trial of apitegromab or Part A of the Phase 1 trial of SRK-181, are not predictive of, may be inconsistent with, or more favorable than, data generated from future clinical trials of the same product candidate, including the Phase 3 clinical trial of apitegromab in SMA and Part B of the Phase 1 clinical trial of SRK-181, respectively, Scholar Rock’s ability to provide the financial support, resources and expertise necessary to identify and develop product candidates on the expected timeline, the data generated from Scholar Rock’s nonclinical and preclinical studies and clinical trials, information provided or decisions made by regulatory authorities, competition from third parties that are developing products for similar uses, Scholar Rock’s ability to obtain, maintain and protect its intellectual property, the success of Scholar Rock’s current and potential future collaborations, Scholar Rock’s dependence on third parties for development and manufacture of product candidates including, without limitation, to supply any clinical trials, Scholar Rock’s ability to manage expenses and to obtain additional funding when needed to support its business activities and establish and maintain strategic business alliances and new business initiatives, and the impacts of current macroeconomic and geopolitical events, hostilities in Ukraine, increasing rates of inflation and rising interest rates, on business operations and expectations, as well as those risks more fully discussed in the section entitled "Risk Factors" in Scholar Rock’s Form 10-K for the year ended December 31, 2022, and Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, as well as discussions of potential risks, uncertainties, and other important factors in Scholar Rock’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent Scholar Rock’s views only as of today and should not be relied upon as representing its views as of any subsequent date. All information in this press release is as of the date of the release, and Scholar Rock undertakes no duty to update this information unless required by law.

This presentation and the accompanying oral presentation may also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we compete are necessarily subject to a high degree of uncertainty and risk.

Apitegromab, SRK-181 and SRK-439 are investigational drug candidates under evaluation. Apitegromab, SRK-181 and SRK-439 have not been approved for any use by the FDA or any other regulatory agency and the safety and efficacy of apitegromab and SRK-181 have not been established.

© Scholar Rock, Inc. All rights reserved. 2023.

ScholarRock

Scholar Rock:

Transforming Patient Lives, Addressing High Unmet Medical Need

Revolutionary Platform

- Global leader in TGFβ superfamily biology
- Targeting the latent forms of growth factors
- Exquisite selectivity to deliver differentiated therapies

Positioned for Success

- Compelling proof-of-concept TOPAZ data with apitegromab in spinal muscular atrophy (SMA) informed Phase 3 SAPPHIRE trial design
- Seasoned leadership team with track record of clinical and commercial success

Neuromuscular and Beyond

- Phase 3 SAPPHIRE study underway, enrollment completed in Q3 2023; data readout expected in Q4 2024
- Phase 1 proof-of-concept DRAGON trial in immuno-oncology: enrollment expected to be completed in Dec 2023
- Advance Cardiometabolic Program:
  - Plan to initiate proof of concept trial in obesity with apitegromab in combination with GLP-1 RA in 2024
  - Plan to concurrently advance SRK-439, a novel investigational anti-myostatin antibody towards IND submission in 2025

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© 2023 Scholar Rock, Inc. All rights reserved.

Revolutionary Approach to Regulating TGFβ Superfamily Implicated in Devastating Diseases

Scholar Rock's Target
Latent Growth Factor



Traditional Target
"mature" active growth factor



TGFβ Superfamily: Highly Sought-After Targets

Recognized by the industry as important targets given their fundamental roles in regulating a variety of biological processes

Dysregulation plays a role in devastating diseases that have a high unmet need, including:

- Neuromuscular disorders
- Fibrosis
- Oncology

Scholar Rock's R&D Platform Goals

Aiming to Transform Medical Practice

- Selectively target the latent form of growth factors in the microenvironment of cells and tissues with uniquely designed antibodies
- Overcome the challenges that plague traditional approaches that target the "mature" active growth factor or its receptors, which are difficult to differentiate and lead to unintended negative effects

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© 2023 Scholar Rock, Inc. All rights reserved.

Differentiated Expertise Developing Muscle-Targeted Therapies



Myostatin is a member of the TGFβ superfamily known to be a negative regulator of muscle mass and promotes muscle catabolism

Next Frontier in Antimyostatin
Leveraging Our R&D Platform to Expand into Cardiometabolic Disorders

- Pioneered unique approach to develop antibodies that bind to pro- and latent forms of myostatin with exquisite selectivity and inhibit its activation
- Apitegromab is being developed as a highly selective inhibitor of latent myostatin activation, to enhance muscle growth and function in neuromuscular disorders
  - To date apitegromab has been evaluated in approximately 250 patients ages 2 to 21 living with spinal muscular atrophy (SMA), showing sustained benefit over 36 months, a well tolerated profile and low discontinuation rate
- Discovered multiple additional anti-pro/latent myostatin inhibitory antibodies including:
  - SRK-439: Being developed as a novel, highly potent and selective antibody tailored for cardiometabolic disorders

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© 2023 Scholar Rock, Inc. All rights reserved.

© 2023 Scholar Rock, Inc. All rights reserved. Potential to transform the lives of people living with a wide range of serious diseases, including neuromuscular disorders, cardiometabolic, oncology, and fibrosis TARGET DISCOVERY/ PRECLINICAL PHASE 1 PHASE 2 PHASE 3 ANTICIPATED KEY MILESTONES Latent Myostatin SPINAL MUSCULAR ATROPHY Apitegromab SAPPHIRE Data Readout 2024 Commercial Launch 2025* CARDIOMETABOLIC DISORDERS Apitegromab in Obesity** File IND Initiate Ph 2 POC trial in 2024 SRK - 439 (novel antimyostatin antibody) IND - enabling studies in 2024 File IND in 2025 Latent TGF β - 1 IMMUNO - ONCOLOGY SRK - 181 (selective context - independent, anti - latent TGF β - 1) Rolling clinical data updates FIBROSIS Selective context - dependent (LTBP1 & LTBP3) anti - latent TGF β - 1 IND - enabling studies RGMc ANEMIA Selective anti - RGMc IND - enabling studies Robust Pipeline of Novel Product Candidates 6 LTBP3=latent transforming growth factor beta binding protein 3; LTBP1=Latent Transforming Growth Factor Beta Binding Protein 1; RGM=Repulsive guidance molecule; TGF β - 1 =Transforming Growth Factor Beta - 1 ; IND = Investigational New Drug; POC = Proof of Concept * Contingent upon receipt of regulatory approval; ** Ph1 studies in healthy volunteers have been completed.

© 2023 Scholar Rock, Inc. All rights reserved. Next Horizon: Cardiometabolic Disorders

8 Obesity is a common, serious, and costly chronic disease affecting adults and children worldwide Obesity is Recognized as a Top Global Public Health Issue By 2030, obesity will affect > 1 billion adults and >250 million children and adolescents 1 In the US, 1 in 5 children and more than 1 in 3 adults are obese Obesity can increase the risk of comorbidities, such as some cancers, heart disease, and type 2 diabetes 1 The World Obesity Foundation, World Obesity Atlas 2022; 2 Centers for Disease Control and Prevention (CDC) Obesity Facts, www.cdc.gov/obesity/about - obesity, accessed August 30, 2023; 3 Ward ZJ, Bleich SN, Long MW, Gortmaker SL (2021) Association of body mass index with health care expenditures in the United States by age and sex. PLoS ONE 16(3): e0247307 Adult obesity associated with more than $170 billion in excess costs annually in the U.S. 3

9 Loss of Lean Muscle Is Significant with GLP - 1 RA Therapies Lean muscle is essential to healthy metabolic function & body composition Situation • Significant challenges with current weight loss strategies (dietary/behavioral, pharmacological, surgical), including tolerability, lack of durability and significant muscle loss 1,2,3 • Recently approved GLP - 1 receptor agonists (GLP - 1 RAs) are highly effective in weight loss & experiencing rapid uptake • However, 25% - 40% of total body weight loss mediated by GLP - 1 RA therapy may be attributed to loss of lean muscle mass 2,3 • Preserving lean muscle mass is important to promote long - term metabolic benefits, sustainable weight management and health outcomes 4,5,6,7 Significant proportion of weight loss due to loss of lean muscle mass 1 Muller TD, et al Anti - obesity drug discovery: advances and challenges. Nature Reviews Drug Discovery 2022; 21, 201 – 223 ; 2 Wil ding JPH, Batterham RL, Calanna S, et al. Once - Weekly Semaglutide in Adults with Overweight or Obesity. N Engl J Med. 2021;384(11):989 - 1002; 3 Jastreboff AM, et al Tirzepatide Once Weekly for the Treatment of Obesity. NEJM 2022; 387 (3): 205 - 216 ; 4 Cava et al. Preserving healthy muscle during weight loss. Adv Nutr 2017;8:511 - 19. ; 5 Lundgren JR et al. Healthy Weight Loss Maintenance with Exercise, Liraglutide or Both Combined. NEJM 2021;384:1719 - 30. ; 6 Beal JW et al. Dietary weight loss - induced improvements in metabolic function are enhanced by exercise in people with obesity and prediabetes. Nat Metab . 2022;5(7):1221 - 1235 ; 7 Dulloo AG, et al How dieting makes some fatter: from a perspective of human body composition autoregulation. Proc Nutr Soc. 2012 Aug;71(3):379 - 89 GLP - 1: glucagon - like peptide - 1

10 Obesity Landscape is Evolving & Growing: Estimated $70 - $100B Annual Revenues by 2035 1 1. Seigerman , ED, et al. “Obesity Exceptionalism: It’s different this time.” BMO Capital Markets: September 2023 retatrutide 2010 2014 2017 2021 2023 2025 2022

11 Recent KOL Interviews: Select Physicians See Value and Benefit in Muscle Maintenance During Weight Loss » Some key opinion leaders (KOLs) see a lack of standard of care (SOC) in obesity which leads to significant unmet need in large patient population » KOLs see the potential for additional benefit to patients as sustained results stem from exercise, proper diet and treatment » Combination therapy with other weight loss drugs (GLP - 1 RA) may have a synergistic effect on weight loss and benefit overall patient health » Patients may experience prolonged weight - loss and sustained results through the addition of muscle - targeted therapy Key Opportunities “There isn’t a set SOC right now for obesity and there clearly needs to be something out there that is standard and addresses the entire scope of the disease. If a company could address both weight loss and muscle maintenance, I think this could improve SOC significantly.” - KOL , PCP “I do see the importance of muscle mass, and this is something that if I could add to my patient’s program, I would in a heartbeat and really think it would make an impact. I have a lot of patients that would benefit from something like this.” - KOL , Endocrinologist Source : Clarion 2022 Analysis, Clarion KOL interviews

We believe Therapeutic Strategy for Safe, Durable Weight Loss Could Include a Highly Selective Antimyostatin to Retain Lean Muscle

Opportunity

- **Inhibition of myostatin has demonstrated important physical** (increased muscle mass) and **beneficial metabolic effects** (insulin sensitivity, basal metabolic rate, reduction in fat mass) in preclinical models [1]
- Strong evidence has indicated **upstream targeting of structurally differentiated pro- and latent myostatin leads to exquisite selectivity** and **avoids undesirable off-target effects** [2-4]
- **Inhibition of myostatin in combination with GLP-1 RA-driven weight loss** may lead to **retention of lean muscle mass** and combat the counter-regulatory metabolic effects of weight loss



SRRK's antimyostatin antibody
Prodomain
Mature
Prodomain
Mature
Promyostatin
Prodomain
Mature
Prodomain
Mature
Latent Myostatin
Mature
Mature
Mature Myostatin
Skeletal Muscle

[1]Yang M et al. Myostatin: A potential therapeutic target for metabolic syndrome. Frontiers in Endocrinology 2023;14:1181913; [2]Pirruccello-Straub M et al. Blocking extracellular activation of myostatin as a strategy for treating muscle wasting. Sci Reports 2017;8:2922; [3]Welsh BT et al. Preclinical safety assessment and toxicokinetics of apitegromab, an antibody targeting proforms of myostatin for the treatment of muscle-atrophying disease. Int J Tox 2021;40(4):322-336. ; [4]Barrett D et al. A randomized phase 1 safety, pharmacokinetic and pharmacodynamic study of a novel myostatin inhibitor apitegromab (SRK-015): A potential treatment for spinal muscular atrophy. Adv Ther 2021;38:3203-3222.

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ScholarRock

Scholar Rock Antibodies Selectively Inhibit Activation of Myostatin

Selective Targeting of Proforms of Myostatin


Promyostatin
Pro-GDF-11
Proactivin
Apitegromab
SRK-439
Myostatin
GDF-11
Activin A
ActRIIB

SRRK antibodies do not bind to mature myostatin or any form of GDF11, Activin A, or other TGF-β family members

<u>Selectivity is critical to avoid safety concerns</u>

- Mature myostatin and mature GDF11 have 90% sequence conservation
- Most prior myostatin approaches bind/inhibit both myostatin and GDF11
- GDF11 loss leads to embryonic lethality, skeletal and kidney formation defects[1]
- GDF11 signaling inhibition may have negative impacts on bone[2]

<u>Broad inhibition of ActRIIb signaling may be problematic</u>

- ActRIIB knockout animals die shortly after birth with developmental defects in respiratory and cardiac organs[3]
- Activins are critical in reproductive biology and inhibition was shown to reduce FSH levels in women[4]

1.McPherron AC et al Nat Genet 1999, 22(3):260-264.; 2. Joonho Suha et al Proc Natl Acad Sci U S A . 2020 Mar 3;117(9):4910-4920; 3. Oh SP & Li E. Genes Dev . 1997 Jul 15;11(14):1812-26; 4. Garito T, et al. Clin Endocrinol (Oxf) . 2018 Jun;88(6):908-919
GDF11: Growth and Differentiation factor 11; ActRIIB: Activin Receptor IIB

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© 2023 Scholar Rock, Inc. All rights reserved. SRK - 439 Preclinical Data 14

15 SRK - 439: New Preclinical Myostatin Inhibitor Candidate Represents Opportunity to Address Cardiometabolic Patient Population Antibody/ Variant mTLL2 IC 50 ( nM ) mAb K D ( nM ) SRK - 439 0.145 0.579 • SRK - 439 , a novel antimyostatin antibody being developed by SRRK, has attractive properties and potential to address muscle loss associated with weight loss ▪ High in vitro affinity for pro - and latent myostatin ▪ Maintained myostatin specificity (No GDF11 or Activin - A binding) ▪ Maintained good developability profile • Amenable to subcutaneous formulation and dosing ▪ High concentrations achieved with unoptimized standard buffer Several lead candidates identified 150nM 0.24nM 0 1 2 3 Campaign Screening High Conc Low Conc A b s ( 4 5 0 n m ) 150nM 0.24nM L o w e r t h e A b s ( 4 5 0 n M ) G r e a t e r A c t i v i t y mTLL2 IC 50 : Inhibitory concentration at 50% as measure of in vitro potency of the antibody in its ability to inhibit the activation of lat ent myostatin by its activating enzyme mammalian tolloid like protease 2 | K D : Equilibrium dissociation constant as a measure of binding affinity of the antibody to latent myostatin. Represents highest activity of existing SRRK antimyostatin antibody at the time of initiation of the new discovery campaign Selection of new leads with activities ≥ previous antibodies that were advanced for further testing

16 SRK - 439 Maintained Lean Mass in Mouse Diet Induced Obesity (DIO) Model When Combined with GLP - 1 RA Therapy -80 -60 -40 -20 0 20 40 60 80 % Change Fat Mass from Baseline (qNMR) % C h a n g e IgG IgG 3 1 0.3 0.06mg/kg Lira SRK-439 ▪ Improved fat mass loss vs GLP - 1 RA alone -20 -10 0 10 20 % Change Lean Mass from Baseline (qNMR) % C h a n g e IgG IgG 3 1 0.3 0.06mg/kg Lira SRK-439 **** **** **** ▪ Increased lean mass gain vs GLP - 1 RA alone One - way ANOVA * P< 0.05 ** P< 0.005 *** P< 0.0005 **** P< 0.0001 Figure shows the effects of increasing doses of SRK - 439 in combination with liraglutide on fat mass (left panel) and lean mass (right panel) in a 28 - day DIO mouse model as measured by qNMR ; statistical analysis was done using one - way ANOVA (Dunnett’s multiple comparison test).

17 SRK - 439 Dose - Dependently Reversed Lean Mass Loss in Mouse DIO and Enhanced Fat Mass Loss Induced by Semaglutide Treatment -80 -60 -40 -20 0 20 % Change - Fat Mass (qNMR) % C h a n g e IgG S R K - 4 3 9 IgG 0.1 0.3 1.0 3.0 SRK-439 (mg/kg) Semaglutide 0.04 mg/kg -20 -10 0 10 20 % Change - Lean Mass (qNMR) % C h a n g e IgG S R K - 4 3 9 IgG 0.1 0.3 1.0 3.0 SRK-439 (mg/kg) Semaglutide 0.04 mg/kg ✱ ✱✱✱✱ One - way ANOVA * P< 0.05 ** P< 0.005 *** P< 0.0005 **** P< 0.0001 Figure showed the effects of increasing doses of SRK - 439 in combination with liraglutide on fat mass (left panel) and lean mass (right panel) in DIO mouse model as measured by qNMR ; statistical analysis was done using one - way ANOVA (Dunnett’s multiple comparison test). ▪ Additional fat mass loss vs semaglutide alone ▪ Dose - dependent preservation of lean mass with effects seen as low as 0.3mg/kg

18 ▪ Preclinical data suggests mechanism of action that could safely reduce body fat while maintaining muscle , thereby enhancing metabolic health ▪ Studies in DIO mice on the effects of GLP - 1 receptor agonist (GLP - 1 RA) in combination with a myostatin - selective inhibitor showed: – Dose - dependent reversal of lean mass loss mediated by GLP - 1 RA treatment – Enhancement of fat mass loss mediated by GLP - 1 RA treatment ▪ Initial preclinical data for SRK - 439 , a novel myostatin selective inhibitor, supports an overall profile for a differentiated molecule designed to address cardiometabolic patient population – Potentially suitable for subcutaneous administration ▪ Filed composition of matter patent for SRK - 439 with projected expiry of 2043 SRRK Selective Myostatin Inhibitors Represent an Opportunity to Address High Unmet Need in Cardiometabolic Disorders DIO: Diet Induced Obesity / GLP - 1: glucagon - like peptide 1

19 Plan to Expedite Cardiometabolic Program with Phase 2 Proof of Concept Study of Apitegromab in Obesity SRK - 439 Rapid Proof of Concept Phase 2 Study with A pitegromab in combination with GLP - 1 APITEGROMAB While a dvanc ing investigational SRK - 439 for cardiometabolic indication 2023 2024 2025 Apitegromab (SMA) Apitegromab POC ( Cardiomet ) Pipeline: SRK - 439 Enrollment Completed Q3 SAPPHIRE Topline Q4* POC study start * POC data readout * DC candidacy * IND * Potential Commercial Launch * Expanding antimyostatin programs creates additional potential milestones in next 18 - 24 months * Anticipated milestones

© 2023 Scholar Rock, Inc. All rights reserved. 20 • Preclinical data suggests selective mechanism of action that can maintain muscle mass while enhancing fat mass loss, thereby improving metabolic function • SRK - 439: Preclinical data supports the overall target candidate profile to address the cardiometabolic patient population • Represents a potential new class of treatment Differentiation • Strong pre - clinical evidence indicates maintenance or increase in lean muscle mass & enhancement of fat loss when a myostatin selective inhibitor is combined with GLP - 1 receptor agonist (GLP - 1 RA) • Scholar Rock has the potential to lead the next frontier in anti - myostatin therapies with pioneered unique approach and differentiated expertise Strong Scientific Rationale • Expanded investments in pipeline, including to accelerate and advance cardiometabolic program Investment Opportunity • Obesity is a growing global epidemic leading to chronic health problems and 4.7M premature deaths annually 1 • Clinical and commercial landscape evolving quickly amid high unmet need • Muscle - targeted approach represents a new potential class of treatments High Unmet Medical Need & Significant Commercial Opportunity Cardiometabolic Program Summary 1 www.who.int/news - room/fact - sheets/detail/obesity - and - overweight

© 2023 Scholar Rock, Inc. All rights reserved. THANK YOU 21

© 2023 Scholar Rock, Inc. All rights reserved. APPENDIX 22

Ongoing SAPPHIRE Phase 3 Trial Overview

SAPPHIRE

Randomized, double-blind, placebo-controlled, parallel arm design (n=204)
Enrolling patients who are on SMN-directed therapy (nusinersen or risdiplam)
Anticipate completing enrollment in 3Q 2023

SCREENING	TREATMENT (52 weeks)

MAIN POPULATION (n=156)

Ages 2-12

With nonambulatory Types 2 and 3 SMA

Stratified to ensure balanced allocation across the three arms:

1. Age at SMN therapy initiation (age < 5 vs age ≥ 5)
2. SMN therapy (nusinersen vs. risdiplam)

R (randomization):

- N=52 → Apitegromab (20 mg/kg IV q4w) + SMN-directed therapy
- N=52 → Apitegromab (10 mg/kg IV q4w) + SMN-directed therapy
- N=52 → Placebo (IV q4w) + SMN-directed therapy

ENDPOINTS

Primary Efficacy:
Mean HFMSE change from baseline at 12 months

Additional Efficacy Measures:
RULM, WHO, other outcome measures

Safety, PK/PD, ADA

Additional Data Opportunities

Exploratory population (age 13-21), in patients using SMN therapy
Focused upon safety & exploratory efficacy (n=48; 2:1 randomization between apitegromab 20 mg/kg vs placebo)

Separate open-label extension study (after patients complete 12-month treatment period)
Focused upon safety & exploratory long-term efficacy

ClinicalTrials.gov Identifier: NCT05156320
HFMSE=Hammersmith Functional Motor Scale Expanded; RULM=Revised Upper Limb Module; R=randomization; SMA=spinal muscular atrophy; SMN=survival motor neuron.

ScholarRock

© 2023 Scholar Rock, Inc. All rights reserved.

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© 2023 Scholar Rock, Inc. All rights reserved. Executing on the Promise: Apitegromab SMA Trials 24 SMA=Spinal Muscular Atrophy *Subject to regulatory approval WHERE WE ARE Phase 3 12 - Month IN PROCESS Long - term EXTENSION 2023 enrollment completed Q4 2024 data 2025 launch* ANTICIPATED MILESTONES WHERE WE WERE Phase 2 12 - Month COMPLETE 24 - Mont h EXTENSION COMPLETE 36 - Month EXTENSION COMPLETE WHERE WE PLAN TO GO Ambulatory patients Under 2 Years of Age (including those treated with gene therapy)